UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2008

SYNTA PHARMACEUTICALS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33277	04-3508648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Hartwell Avenue

Lexington, MA  02421

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 274-8200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)           On April 14, 2008, the Audit Committee of the Board of Directors of Synta Pharmaceuticals Corp. (“Synta”) dismissed KPMG LLP, which served as Synta’s independent registered public accounting firm.

The audit reports of KPMG LLP on the consolidated financial statements of Synta as of and for the years ended December 31, 2006 and 2007 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

•                  KPMG LLP’s report on the consolidated financial statements of Synta as of and for the years ended December 31, 2006 and 2007 contained a separate paragraph stating that, “As discussed in Note 2 to the consolidated financial statements, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 123R, Share-Based Payment, effective January 1, 2006”.

During the two fiscal years ended December 31, 2006 and 2007, and the subsequent interim period through April 14, 2008 (the “Relevant Period”), there were no (1) “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their report to the subject matter of the disagreement or (2) “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and related instructions).

Synta has provided KPMG LLP with a copy of this disclosure and has requested that KPMG LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements, and if not, stating the respect in which KPMG LLP does not agree. A copy of such letter, dated April 18, 2008, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b)           On April 14, 2008, the Audit Committee of the Board of Directors of Synta determined to engage Ernst & Young LLP as Synta’s independent registered accounting firm for the fiscal year ending December 31, 2008. During the Relevant Period, neither Synta nor anyone acting on its behalf consulted with Ernst & Young LLP regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Synta’s financial statements, and neither a written report was provided to Synta or oral advice was provided that Ernst & Young LLP concluded was an important factor considered by Synta in reaching a decision as to the accounting, auditing or financial reporting issue, or (2) any matter that was the subject of a “disagreement” or a “reportable event”.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are filed with this Report:

Exhibit No.	Description

16.1	Letter from KPMG LLP to the Securities and Exchange Commission, dated April 18, 2008.

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SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTA PHARMACEUTICALS CORP.

Dated: April 18, 2008	/s/ Keith S. Ehrlich
Keith S. Ehrlich
Vice President, Finance and Administration
Chief Financial Officer

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